Exhibit 10.1

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K. Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 2 TO FIRM GATHERING AND PROCESSING AGREEMENT

This AMENDMENT NO. 2 TO FIRM GATHERING AND PROCESSING AGREEMENT (this “Second Amendment”), executed on the Approval Date but deemed effective as of the Closing Date (“Amendment Effective Time”), is by and between SN Catarina, LLC, a Delaware limited liability company (“Producer”) and Catarina Midstream, LLC, a Delaware limited liability company (“Gatherer”).  Producer and Gatherer may be referred to in this Second Amendment individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Producer and Gatherer entered into that certain Firm Gathering and Processing Agreement, dated as of October 14, 2015 (the “Original Gathering Agreement”), as amended by that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 (the “First Amendment”, and together with the Original Gathering Agreement, the First Amendment and this Second Amendment, collectively, the “Gathering Agreement”), pursuant to which Gatherer provides certain gathering, transportation, and processing services to Producer;

WHEREAS, on August 11, 2019, Sanchez Energy Corporation (“Sanchez”) and certain of its subsidiaries, including Producer, filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”);

WHEREAS, on April 6, 2020, Sanchez and certain of its subsidiaries, including Producer, filed that certain Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates with the Bankruptcy Court at Docket No. 1109, as amended by that certain Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates filed with the Bankruptcy Court at Docket No. 1149 on April 26, 2020, as further amended by that certain Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates, filed with the Bankruptcy Court at Docket No. 1198 on April 30, 2020 (as amended from time to time, the “Chapter 11 Plan”); and

WHEREAS, in connection with the effectiveness of the Chapter 11 Plan, the Parties desire to amend the Gathering Agreement to institute a new Gathering & Processing Fee, to remove Producer’s minimum volume commitments and related deficiency fee obligations, and to revise the definition of Dedicated Acreage, together with such other amendments, as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the Parties hereby agree as follows:

Section 1.1      Definitions.  Capitalized terms used throughout this Second Amendment and not defined herein have the meanings ascribed to them in the Gathering Agreement.

Section 1.2      Amendments.

(a)        All references to the “Agreement” in the Gathering Agreement shall be deemed to include the terms and conditions of the First Amendment and this Second Amendment, as applicable.

(b)        Exhibit A to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(c)        Exhibit B to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

(d)        Exhibit C to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

(e)        Exhibit D to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

(f)        Exhibit E to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

(g)        Exhibit F to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto.  The title of Exhibit F is hereby amended to “Pipelines” in all instances throughout the Gathering Agreement.

(h)        The following definitions are added to Section 1.1 of the Gathering Agreement in the appropriate alphabetic order:

“Approval Date” means the date on which the Bankruptcy Court enters the Approval Order.

“Approval Order” means an order of the Bankruptcy Court reasonably acceptable to the parties to the Settlement Agreement, entered pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure, approving the Settlement Agreement, which order has not been reversed, vacated or stayed.

“Bankruptcy Cases” means the chapter 11 cases of the Debtors pending before the Bankruptcy Court, styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas.

“Chapter 11 Plan” has the meaning set forth in the recitals.

“Closing Date” means the date the Closing Notice is executed and filed with the Bankruptcy Court.

“Closing Notice” means a notice of the occurrence of Closing (as defined in the Settlement Agreement and attached thereto as Exhibit G).

“Debtors” means, collectively, prior to the Effective Date, Sanchez Energy Corporation and each of its direct and indirect subsidiaries that are debtors and debtors-in-possession in the Bankruptcy Cases, including SN EF Maverick, LLC and SN Catarina, LLC, and, after the Effective Date, such entities as reorganized pursuant to the Chapter 11 Plan.

“First Amendment” means that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 with a deemed effective time of 12:01 a.m. on April 1, 2017, between Producer and Gatherer.

“Pipelines” has the meaning set forth in Section 18(a).

“Second Amendment” means that certain Amendment No. 2 to Firm Gathering and Processing Agreement, dated as the Approval Date but effective as of the Closing Date, between Producer and Gatherer.

“Settlement Agreement” means that certain Settlement Agreement, dated as of June 6, 2020, by and among the Debtors, Catarina Midstream LLC, Carnero G&P LLC, Seco Pipeline, LLC, Sanchez Midstream Partners, LP and TPL SouthTex Processing Company LP.

“Termination Notice” has the meaning set forth in Section 9.1(a).  “Transferee” means a Person who receives all or part of the Pipelines through a Transfer pursuant to Section 18.

(i)         The following definitions are deleted from Section 1.1 of the Gathering Agreement:

“Contract Quarter”; “Commitment Term”; “Election Notice”; “Excess Gas Volume”; “Excess Oil Volume”; “Gas Deficiency Volume”; “Gas Commitment Term”; “Minimum Quarterly Quantity of Gas”; “Minimum Quarterly Quantity of Oil”; “Oil Deficiency Volume”; “Oil Commitment Term”; “Quarterly Deficiency Payments”; “Quarterly Gas Deficiency Payment”; “Quarterly Oil Deficiency Payment”; and “Third Party Agreement”.

(j)         The following definitions from Section 1.1 of the Gathering Agreement are deleted in their entirety and replaced with the following:

“Cash Value” means the market value (expressed in U.S. dollars) of the Pipelines subject to the proposed Transfer, based on the amount that a willing buyer would pay a willing seller in an arm’s length transaction.

“Control” (including its derivatives and similar terms) means (a) with respect to any Person, possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “Control” and (b) with respect to any Products or water, such Products or water with respect to which Producer has the contractual right or obligation (pursuant to a marketing, gathering, transportation, processing, agency, operating, unit or similar agreement) to market, gather, transport or process such Products or water and Producer elects or is obligated to market, gather, transport or process such Products or water.

“Dedicated Leases” means Producer’s mineral leases located within the area described on Exhibit C – Part 1, now existing or hereafter acquired, as such mineral leases may be in effect during the Term, including those mineral leases set forth on Exhibit C - Part 3 attached hereto and made a part hereof.

“Right of First Refusal” has the meaning set forth in Section 18(a).

“Transfer” has the meaning set forth in Section 18(a).

(k)        Section 2.2 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Subject to the terms of the Dedicated Instruments, Producer exclusively dedicates and commits the Dedicated Acreage to this Agreement and to deliver to Gatherer under this Agreement, as and when produced, (a) all of the Dedicated Products and water owned by Producer and (b) all of the third party Gas, Oil and water under the Control of Producer, in each case produced during the Term from the Dedicated Acreage.  The Gathering and Processing Fee provided for herein, and the dedication contemplated hereby, shall apply to (a) all of the Dedicated Products and water owned by Producer and (b) all of the third party Gas, Oil and water under the Control of Producer, in each case produced during the Term from the area described on Exhibit C – Part 1, including, for the avoidance of doubt, all of the foregoing produced from wells or leases within the area described on Exhibit C – Part 1 acquired or developed on or after the Closing Date.

(l)         Section 2.5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.5      Memorandum.  In connection with the execution of the Second Amendment and from time to time during the Term, the Parties will execute, acknowledge, deliver and record a “short form” memorandum of this Agreement substantially in the form of Exhibit E identifying the Dedicated Acreage and identifying the lands, leases and wells within the Dedicated Acreage in which Producer and its Affiliates own interests, which Producer will file of record in the real property records of each county that contains Dedicated Acreage. Notwithstanding the foregoing, Gatherer shall also have the right to file and record such memorandum of this Agreement and any necessary supporting documents or instruments in the real property records of each county that contains Dedicated Acreage.

(m)       Section 3.1(b) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

(b)        Reserved;

(n)        Section 3.3 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.3      Reserved.

(o)        Section 3.5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.5     Gathering System Interruptions.  Producer’s Products entitled to Firm service may be, from time to time, interrupted, curtailed, or disrupted (herein, a “Disruption”) to the extent reasonably necessary (as determined by Gatherer acting in its reasonable discretion) for any of the following reasons:  (i) safe operation of the Gathering System, (ii) an ongoing event of Force Majeure affecting Gatherer, (iii) subject to the Gatherer’s compliance with the other terms and conditions of this Agreement, the inability of a Delivery Point to receive Producer’s Products, and (iv) upon reasonable advance notice to Producer, maintenance, expansions or modifications of the Gathering System from time to time, provided that with respect to this item Gatherer will reasonably cooperate with Producer to minimize adverse effects due to such work. In the event of a Disruption, Gatherer will give Producer prompt notice with reasonable detail of the reason for the Disruption and a good faith estimate of the duration and extent of such Disruption.  In such event Gatherer shall not be in breach or default of its obligations under this Agreement and shall have no liability to Producer in connection with or resulting from any such curtailment; provided, however, that Gatherer shall, at Producer’s request, release from dedication under this Agreement all of Producer’s volumes interrupted or curtailed as the result of such Disruption.  When Gatherer reestablishes Producer’s Firm service as to such volumes interrupted or curtailed by a Disruption, Gatherer shall give Producer notice of such fact and Producer shall recommence deliveries to Gatherer of the volumes that would have otherwise been released from dedication as a result of such Disruption on the first Day of the Month following the receipt of such notice and all such volumes shall again be subject to this Agreement.

(p)        The title to Article 5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

ARTICLE 5

FEES, BILLING, AND PAYMENT

(q)        Section 5.2 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.2      Reserved.

(r)        Section 5.3(a)(vi) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

(vi)       Reserved.

(s)        Section 5.3(b) of the Gathering Agreement is hereby amended by deleting “including any amounts for prior period adjustments, late payments and the Quarterly Deficiency Payments, if any” and replaced with “including any amounts for prior period adjustments and late payments”.

(t)         Section 5.4 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.4      Annual Rate Adjustment.  Effective on each anniversary of the Effective Date through the Term of this Agreement, the Gathering and Processing Fee (other than related to water) shall be adjusted by the product of the fees then in effect multiplied by the percentage increase (if any) between the Consumer Price Index (All Urban Consumers (CPI-U); U.S. City Average; All items, 1982-1984 reference base), issued by the United States Department of Labor, Bureau of Labor Statistics (“BLS”) (the “CPI”) for January of the current year and the CPI for January of the immediately preceding year; provided that in no event shall the fees hereunder be increased by more than 3% from the fees in effect for the immediately preceding year, or decreased. If the 1982-1984 reference base is no longer used as the standard reference base by BLS, then the standard reference base shall be that established from time to time by BLS as the replacement for the CPI.  For the avoidance of doubt and notwithstanding anything to the contrary, the Gathering and Processing Fee (including related to water) shall not be adjusted other than as specifically set forth in this Section 5.4.

(u)        Section 9.1(a) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

This Agreement will commence on the Effective Date and remain in full force and effect until the 15th anniversary of the Effective Date (the “Primary Term”).  Unless terminated by Producer as provided below in this Section 9.1(a), upon the expiration of the Primary Term, this Agreement shall renew automatically for additional terms of twelve (12) months each thereafter (each, a “Renewal Term”) on the existing terms (including the then-existing rates) for up to four (4) total Renewal Terms.  No later than the date which is one hundred eighty (180) Days prior to the expiration of the Primary Term or Renewal Term (as applicable),

Producer may elect in writing (a “Termination Notice”) to terminate this Agreement.  Upon Producer’s delivery to Gatherer of the Termination Notice, the Parties agree to negotiate in good faith an extension of this Agreement on the same terms and conditions except with a Gathering and Processing Fee which is at the then prevailing market rate for comparable gathering systems in the South Texas producing region.  The period of time that this Agreement remains in effect pursuant to this Section 9.1 is referred to as the “Term”.

(v)        Sections 9.1(b)-(f) of the Gathering Agreement are hereby deleted in their entirety.

(w)       Section 10.2(a) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Producer’s Oil received and delivered at each Receipt Point will meet the following quality specifications:

Constituent or Property	Limit
Sediment (excluding water)	Not more than 4.0% by volume
Temperature	Not more than 135°F
Hydrogen Sulfide	Not more than 100 ppm
Viscosity	Not to exceed 1.5 centistokes at 135°F
Total Sulphur	Not more than 0.3% by weight
Organic Chlorides	Not more than 1.5 ppm
Olefins	Not more than 0.5%
Mercaptans	Not more than 0.025% by weight

(x)        Section 11.3 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 11.3    Performance Excused; Mitigation Duty.  In the event a Party is rendered unable, wholly or in part, by an event of Force Majeure, to carry out its obligations under this Agreement, such Party shall be excused from performance under this Agreement and shall not be liable for any failure to perform (except as set forth in the last sentence of this Section 11.3) during a Force Majeure event, and neither Gatherer nor Producer will be liable in damages to the other for any act, omission, or circumstances occasioned by or in consequence of such Force Majeure event (except as set forth in the last sentence of this Section 11.3), in each case, to the extent affected by such Force Majeure event. Except as provided herein, the Party experiencing a Force Majeure event shall use commercially reasonable efforts to mitigate the effects of any Force Majeure event and to remedy any inability to perform its obligations hereunder due to such events as promptly as reasonably practicable.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely with the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be mitigated using commercially reasonable efforts shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.  Notwithstanding anything to the contrary in this Section 11.3, no Party shall be excused from any indemnity obligation or any payment obligation for amounts due or becoming due under this Agreement by reason of this Section 11.3.

(y)        Section 11.5 of the Gathering Agreement is hereby deleted in its entirety.

(z)        Section 16.1 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 16.1   Notices.  Any notice, request, demand, statement, bill, payment or other communication provided for in this Agreement or any notice which any Party may desire to give to the other, will be in writing and will be considered as duly delivered if delivered by mail, email, commercial courier, facsimile or personally, to the address or facsimile numbers of the applicable Parties, and to the attention of their respective contact persons, as follows:

Gatherer:         Catarina Midstream, LLC

c/o Sanchez Midstream Partners LP

1360 Post Oak Blvd, Suite 2400

Houston, TX 77056

Attn: Chief Financial Officer

Email: cward@sanchezmidstream.com

with a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis St, Suite 4200

Houston, Texas 77002

Attention: Philip Haines

Email: phaines@huntonak.com

Producer:         SN Catarina, LLC

c/o Sanchez Energy Corporation

Pennzoil Place

700 Milam Street, Ste. 600

Houston, TX 77002

Attn: General Counsel

Fax: (713) 756-2784

Email: gkopel@sanchezog.com

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

250 West 55th Street

New York, New York 10019

Facsimile: (212) 468-7900

Attention: Dennis L. Jenkins and James A. Newton

Email: djenkins@mofo.com and jnewton@mofo.com

Notwithstanding the foregoing of this Section 16.1, statements, bills and invoices may be delivered via email or other electronic means as may be agreed to between the Parties and nominations and changes thereto may be delivered pursuant to Section 6.1. Either Party may at any time and from time to time by written notice to the other Party designate different persons or addresses for notice.

Notices will be deemed received:  (a) if sent by first class mail, three (3) Business Days after the postmark date when properly addressed and deposited in the United States mail, first class postage prepaid; (b) if sent by email, upon transmission so long as the sender does not receive an automatic system notification that such email was not deliverable; (c) if sent by facsimile, upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission, provided that if the Day on which such facsimile is sent is not a Business Day or is after 5:00 p.m. on a Business Day in the receiving Party’s jurisdiction, then such facsimile will be deemed to have been delivered on the next Business Day; (d) if sent by commercial courier, upon the date of actual delivery as evidenced by the recipient’s written acknowledgment of receipt; and (e) if delivered personally, upon the date of actual delivery.

(aa)      Section 17.6 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 17.6   Consent to Disconnection.  If this Agreement terminates for any reason whatsoever, Producer hereby consents and agrees that Gatherer shall be entitled to disconnect, at its sole cost and expense, any wells, leases, pipeline connections or other facilities utilized by Producer that deliver Producer’s Products at the Receipt Points under this Agreement after ten (10) Days prior written notice.  “Disconnect” for the purposes of this Section 17.6 means to remove metering facilities, pipelines and any other interconnection facilities through which Producer’s Products was delivered under this Agreement that are either owned by Gatherer, or owned by the pipeline with which Gatherer contracted for the gathering or transportation services at the Delivery Point(s).  This consent and agreement by Producer in this paragraph applies to both Gatherer and Gatherer’s Affiliates, without distinction, and is intended in all respects to satisfy the laws, rules or regulations of any applicable jurisdiction.

(bb)      The reference to Section 9.1(b)-(f) in Section 17.9 of the Gathering Agreement is hereby deleted in its entirety.

(cc)      A new Section 18 is added to the Gathering Agreement as follows:

Section 18       Right of First Refusal.

(a)        If at any time Producer desires to directly Transfer all or any portion of the pipelines located in Dimmit, La Salle and Webb Counties, Texas as described in more detail in Exhibit F (the “Pipelines”) to a ready, willing and able unaffiliated Transferee in a bona fide, arms-length transaction (a “Transfer”), Gatherer shall have a right of first refusal to purchase the Pipelines from Producer (the “Right of First Refusal”); provided that, for purposes of this Section 18, a Transfer (i) shall not include a sale of all or substantially all of the assets or equity of any of Producer, its Affiliates or Sanchez Energy Corporation, a package sale, or a merger, reorganization, consolidation or other similar transaction involving either Producer, its Affiliates or Sanchez Energy Corporation, including in connection with any bankruptcy proceeding , and (ii) shall include any proposed lease of all or any portion of the Pipelines. For the avoidance of doubt, if Producer elects to sell a portion of the assets constituting the Pipelines in a Transfer, but not all of the Pipelines, the Right of First Refusal shall apply only to the portion of the Pipelines which Producer elects to sell.

(b)        Producer shall disclose relevant final terms and conditions of a Transfer of the Pipelines in a notice to Gatherer, which notice shall include a description of the transaction in which Producer proposed to Transfer the Pipeline(s), including the Cash Value if the Transfer is not a Cash Transfer.  Gatherer shall have the right to acquire the Pipelines subject to such proposed Transfer from Producer on the same such terms and conditions as were negotiated with the proposed Transferee, if, within 15 days after Producer's notice, Gatherer delivers to Producer a counter-notification that it accepts such terms and conditions (subject to the other provisions of this Section 18, where applicable).  If Gatherer does not deliver such counter-notification within such 15 day period, such Transfer to the proposed Transferee may, subject to the other provisions of this Agreement, including the restrictions set forth in Section 2.6 and Article 13, proceed without further notice under terms and conditions no more favorable to the Transferee than those set forth in the notice to Gatherer; provided that such Transfer shall be concluded within 180 days from the date of the original notice to Gatherer. If such Transfer fails to be concluded within such 180 day period and the parties thereto desire thereafter to proceed with such proposed Transfer or the terms and conditions of such Transfer change to be more favorable to the Transferee than those contained in the applicable notice to Gatherer, in each case, Producer shall be required to re- offer the assets subject to the Transfer to Gatherer in accordance with the terms and conditions of this Section 18.

(c)        In the event of a Transfer that is not a Cash Transfer, Producer shall include in its notice to Gatherer a statement of the proposed Cash Value of the Pipelines involved in the Transfer as provided by the proposed Transferee, and Gatherer shall have a right to acquire such Pipelines on the same final terms and conditions as were negotiated with the proposed Transferee except that it shall pay the Cash Value in immediately available funds at the closing of the Transfer in lieu of the consideration payable in the third party offer, and the terms and conditions of the applicable instruments shall be modified as necessary to reflect the acquisition of the applicable Pipelines (and no other properties) for cash.

(d)        For purposes of Section 18(c), the Cash Value included by Producer in its notice to Gatherer shall be conclusively deemed correct unless Gatherer gives notice to Producer within 15 days after receipt of Gatherer's notice stating that it does not agree with the statement of the Cash Value, stating the Cash Value it believes is correct, and providing any supporting information that it believes is helpful.  In such event, the Parties shall have 15 days from the date Producer receives notice from Gatherer in which to attempt to negotiate in good faith an agreement on the applicable Cash Value; provided that, after such 15 day period of good faith negotiation, to the extent that the Cash Value cannot be mutually agreed upon, the provisions of this Section 18 shall not apply to such proposed Transfer so long as the Transfer concludes within such 180 day period from the date of the notice.

Section 1.3     Ratification.  Except as expressly amended, modified and supplemented hereby, the provisions of the Gathering Agreement are hereby ratified and confirmed in all respects and shall remain in full force and effect.  All references to the Gathering Agreement shall hereafter be deemed to refer to the Gathering Agreement as amended, including by this Second Amendment.

Section 1.4      Integrated Transaction.  Gatherer and Producer intend and agree that the Gathering Agreement and this Second Amendment (including all Exhibits hereto), and the recorded memorandum required hereby constitute and are a single integrated transaction and such documents contain the entire agreement between the Parties with respect to the subject matter of this single, indivisible contract as of the Amendment Effective Time.

Section 1.5       Governing Law.  This Second Amendment shall be governed and construed in accordance with the laws of the State of Texas, without reference to conflicts of laws principles that might apply the laws of another jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by each of the Parties on the date first above written, but effective for all purposes as of the Amendment Effective Time.

GATHERER:

CATARINA MIDSTREAM LLC

By:	/s/ Gerald F. Willinger

Name:	Gerald F. Willinger

Title:	Chief Executive Officer

PRODUCER:

SN CATARINA, LLC

By:	/s/ Mohsin Meghji

Name:	Mohsin Meghji

Title:	Chief Restructuring Officer

[Signature Page to Amendment No. 2 to Firm Gathering and Processing Agreement]

EXHIBIT A

Receipt Points; Delivery Point(s)

Receipt Points (AND CGPs)

Meter Number(s)	Receipt Point		Maximum Receipt Capacity
API	Flange of:
	Well Name	Pad
42127337520100	PILONCILLO A 01H	A01	Design capacity limit
42127370580000	PILONCILLO A 01HX	A01	Design capacity limit
42127370590000	PILONCILLO A 01HY	A01	Design capacity limit
42127370600000	PILONCILLO A 01HZ	A01	Design capacity limit
42127337660100	PILONCILLO A 02H	A02	Design capacity limit
42127370550000	PILONCILLO A 02HY	A02	Design capacity limit
42127370560000	PILONCILLO A 02HZ	A02	Design capacity limit
42127338430200	PILONCILLO A 03H	A03/04	Design capacity limit
42127338440000	PILONCILLO A 04H	A03/04	Design capacity limit
42127339600000	PILONCILLO A 05H	A05	Design capacity limit
42127341090000	PILONCILLO A 06HA	A06	Design capacity limit
42127341080000	PILONCILLO A 06HB	A06	Design capacity limit
42127341100000	PILONCILLO A 06HC	A06	Design capacity limit
42127341110000	PILONCILLO A 06HD	A06	Design capacity limit
42127342970000	PILONCILLO A 07HA	A07	Design capacity limit
42127342990000	PILONCILLO A 07HB	A07	Design capacity limit
42127343000000	PILONCILLO A 07HC	A07	Design capacity limit
42127343020000	PILONCILLO A 07HD	A07	Design capacity limit
42127343820000	PILONCILLO A 07HE	A07	Design capacity limit
42127365400000	PILONCILLO A 07HG	A07	Design capacity limit
42127365410000	PILONCILLO A 07HH	A07	Design capacity limit
42127365420000	PILONCILLO A 07HI	A07	Design capacity limit
42127367930000	PILONCILLO A 07HY	A07	Design capacity limit
42127367940000	PILONCILLO A 07HZ	A07	Design capacity limit
42127343010000	PILONCILLO A 08HA	A08	Design capacity limit
42127343030000	PILONCILLO A 08HB	A08	Design capacity limit
42127343040000	PILONCILLO A 08HC	A08	Design capacity limit
42127343050100	PILONCILLO A 08HD	A08	Design capacity limit
42127369940000	PILONCILLO A 08HE	A08	Design capacity limit
42127369950000	PILONCILLO A 08HF	A08	Design capacity limit
42127370000000	PILONCILLO A 08HG	A08	Design capacity limit
42127343060000	PILONCILLO A 08HL	A08	Design capacity limit
42127345030000	PILONCILLO A 09HW	A09	Design capacity limit
42127345140000	PILONCILLO A 09HX	A09	Design capacity limit
42127345040000	PILONCILLO A 09HY	A09	Design capacity limit
42127345050000	PILONCILLO A 09HZ	A09	Design capacity limit
42127346800000	PILONCILLO A 10HA	A10	Design capacity limit

42127346780000	PILONCILLO A 10HB	A10	Design capacity limit
42127346790000	PILONCILLO A 10HC	A10	Design capacity limit
42127346810000	PILONCILLO A 10HD	A10	Design capacity limit
42127369270000	PILONCILLO A 10HE	A10	Design capacity limit
42127369280000	PILONCILLO A 10HF	A10	Design capacity limit
42127347290000	PILONCILLO A 11HA	A11	Design capacity limit
42127347040000	PILONCILLO A 11HB	A11	Design capacity limit
42127347030000	PILONCILLO A 11HC	A11	Design capacity limit
42127347080000	PILONCILLO A 11HD	A11	Design capacity limit
42127347240000	PILONCILLO A 11HE	A11	Design capacity limit
42127347230000	PILONCILLO A 11HF	A11	Design capacity limit
42127350240000	PILONCILLO A 12HA	A12	Design capacity limit
42127350210000	PILONCILLO A 12HB	A12	Design capacity limit
42127350230000	PILONCILLO A 12HC	A12	Design capacity limit
42127370780000	PILONCILLO A 12HD	A12	Design capacity limit
42127370790000	PILONCILLO A 12HE	A12	Design capacity limit
42127370860000	PILONCILLO A 12HU	A12	Design capacity limit
42127370870000	PILONCILLO A 12HV	A12	Design capacity limit
42127370880000	PILONCILLO A 12HW	A12	Design capacity limit
42127350250000	PILONCILLO A 12HX	A12	Design capacity limit
42127350260000	PILONCILLO A 12HY	A12	Design capacity limit
42127350290000	PILONCILLO A 12HZ	A12	Design capacity limit
42127347310000	PILONCILLO A 13HV	A13	Design capacity limit
42127347330000	PILONCILLO A 13HW	A13	Design capacity limit
42127347320000	PILONCILLO A 13HX	A13	Design capacity limit
42127347370000	PILONCILLO A 13HY	A13	Design capacity limit
42127347400000	PILONCILLO A 13HZ	A13	Design capacity limit
42127350890000	PILONCILLO A 14HA	A14	Design capacity limit
42127350730000	PILONCILLO A 14HB	A14	Design capacity limit
42127350740000	PILONCILLO A 14HC	A14	Design capacity limit
42127350820000	PILONCILLO A 14HD	A14	Design capacity limit
42127350850000	PILONCILLO A 14HE	A14	Design capacity limit
42127378400000	PILONCILLO A 14HX	A14	Design capacity limit
42127378420000	PILONCILLO A 14HY	A14	Design capacity limit
42127378410000	PILONCILLO A 14HZ	A14	Design capacity limit
42127347650000	PILONCILLO A 15HL	A15	Design capacity limit
42127347660000	PILONCILLO A15HM	A15	Design capacity limit
42127347670000	PILONCILLO A 15HW	A15	Design capacity limit
42127347680000	PILONCILLO A 15HX	A15	Design capacity limit
42127347690000	PILONCILLO A 15HY	A15	Design capacity limit
42127347700000	PILONCILLO A 15HZ	A15	Design capacity limit
42127369290000	PILONCILLO A 16HU	A16	Design capacity limit
42127369300000	PILONCILLO A 16HV	A16	Design capacity limit
42127369310000	PILONCILLO A 16HW	A16	Design capacity limit
42127369320000	PILONCILLO A 16HX	A16	Design capacity limit
42127369330000	PILONCILLO A 16HY	A16	Design capacity limit

42127369340000	PILONCILLO A 16HZ	A16	Design capacity limit
42127372740000	PILONCILLO A 18U	A18	Design capacity limit
42127372750000	PILONCILLO A 18V	A18	Design capacity limit
42127372760000	PILONCILLO A 18W	A18	Design capacity limit
42127372780000	PILONCILLO A 18X	A18	Design capacity limit
42127372790000	PILONCILLO A 18Y	A18	Design capacity limit
42127372800000	PILONCILLO A 18Z	A18	Design capacity limit
42127369390100	PILONCILLO A 23HA	A23	Design capacity limit
42127369400000	PILONCILLO A 23HB	A23	Design capacity limit
42127373330000	PILONCILLO A 23HC	A23	Design capacity limit
42127373340000	PILONCILLO A 23HD	A23	Design capacity limit
42127373350000	PILONCILLO A 23HE	A23	Design capacity limit
42127373360000	PILONCILLO A 23HF	A23	Design capacity limit
42127373370000	PILONCILLO A 23HG	A23	Design capacity limit
42127373380000	PILONCILLO A 23HH	A23	Design capacity limit
42127369410000	PILONCILLO A 23HX	A23	Design capacity limit
42127354470000	PILONCILLO A 23HY	A23	Design capacity limit
42127354480000	PILONCILLO A 23HZ	A23	Design capacity limit
42127354670000	PILONCILLO A 24HY	A24	Design capacity limit
42127354690000	PILONCILLO A 24HZ	A24	Design capacity limit
42127377560000	PILONCILLO A 25HA	A25	Design capacity limit
42127377570000	PILONCILLO A 25HB	A25	Design capacity limit
42127377580000	PILONCILLO A 25HC	A25	Design capacity limit
42127377590000	PILONCILLO A 25HD	A25	Design capacity limit
42127377600000	PILONCILLO A 25HE	A25	Design capacity limit
42127372630000	PILONCILLO A 25HX	A25	Design capacity limit
42127372640000	PILONCILLO A 25HY	A25	Design capacity limit
42127372650000	PILONCILLO A 25HZ	A25	Design capacity limit
42127373390000	PILONCILLO A 28HA	A28	Design capacity limit
42127373400000	PILONCILLO A 28HB	A28	Design capacity limit
42127373410000	PILONCILLO A 28HC	A28	Design capacity limit
42127373420000	PILONCILLO A 28HD	A28	Design capacity limit
42127373430000	PILONCILLO A 28HE	A28	Design capacity limit
42127372820000	PILONCILLO A 31HA	A31	Design capacity limit
42127372830000	PILONCILLO A 31HB	A31	Design capacity limit
42127372840000	PILONCILLO A 31HC	A31	Design capacity limit
42127372850000	PILONCILLO A 31HD	A31	Design capacity limit
42127372860000	PILONCILLO A 31HE	A31	Design capacity limit
42127375540000	PILONCILLO A 41HW	A41	Design capacity limit
42127375550000	PILONCILLO A 41HX	A41	Design capacity limit
42127375560000	PILONCILLO A 41HY	A41	Design capacity limit
42127375570000	PILONCILLO A 41HZ	A41	Design capacity limit
42127379250000	PILONCILLO A 42HA	A42	Design capacity limit
42127379260000	PILONCILLO A 42HB	A42	Design capacity limit
42127379270000	PILONCILLO A 42HC	A42	Design capacity limit
42127379280000	PILONCILLO A 42HD	A42	Design capacity limit

42127379050000	PILONCILLO A 43HW	A43	Design capacity limit
42127379060000	PILONCILLO A 43HX	A43	Design capacity limit
42127379070000	PILONCILLO A 43HY	A43	Design capacity limit
42127379080000	PILONCILLO A 43HZ	A43	Design capacity limit
42127373170000	PILONCILLO B 01 HB	B01	Design capacity limit
42127373180000	PILONCILLO B 01 HC	B01	Design capacity limit
42127373190000	PILONCILLO B 01 HY	B01	Design capacity limit
42127373200000	PILONCILLO B 01 HZ	B01	Design capacity limit
42127338420000	PILONCILLO B 01H	B01	Design capacity limit
42127377360000	PILONCILLO B 03HA	B03	Design capacity limit
42127377370000	PILONCILLO B 03HB	B03	Design capacity limit
42127377380000	PILONCILLO B 03HC	B03	Design capacity limit
42127377290000	PILONCILLO B 04HA	B04	Design capacity limit
42127377300000	PILONCILLO B 04HB	B04	Design capacity limit
42127377310000	PILONCILLO B 04HC	B04	Design capacity limit
42127376810000	Piloncillo B 06HX	B06	Design capacity limit
42127376820000	Piloncillo B 06HY	B06	Design capacity limit
42127376830000	Piloncillo B 06HZ	B06	Design capacity limit
42127376840000	Piloncillo B 07HX	B07	Design capacity limit
42127376850000	Piloncillo B 07HY	B07	Design capacity limit
42127376860000	Piloncillo B 07HZ	B07	Design capacity limit
42127377400000	PILONCILLO B 09HX	B09	Design capacity limit
42127377410000	PILONCILLO B 09HY	B09	Design capacity limit
42127377420000	PILONCILLO B 09HZ	B09	Design capacity limit
42127338410100	PILONCILLO C 01H	C01H	Design capacity limit
42127343600100	PILONCILLO C 01V	C01V	Design capacity limit
42127351160000	PILONCILLO C 02H	C02	Design capacity limit
42127351210000	PILONCILLO C 03H	C03	Design capacity limit
42127339420100	PILONCILLO C 04HA	C04	Design capacity limit
42127365090000	PILONCILLO C 04HY	C04	Design capacity limit
42127365110000	PILONCILLO C 04HZ	C04	Design capacity limit
42127366300000	PILONCILLO C 05HD	C05	Design capacity limit
42127365650000	PILONCILLO C 05HE	C05	Design capacity limit
42127351470000	PILONCILLO C 06HA	C06	Design capacity limit
42127351490000	PILONCILLO C 06HZ	C06	Design capacity limit
42479410610100	PILONCILLO D 01H	D01	Design capacity limit
42479412340000	PILONCILLO D 03H	D03	Design capacity limit
42479432870000	PILONCILLO D 03HB	D03	Design capacity limit
42479432880000	PILONCILLO D 03HC	D03	Design capacity limit
42479420380000	PILONCILLO D 03HM	D03	Design capacity limit
42479412160100	PILONCILLO D 04H	D04	Design capacity limit
42479415960000	PILONCILLO D 04HA	D04	Design capacity limit
42479415970000	PILONCILLO D 04HB	D04	Design capacity limit
42479415980000	PILONCILLO D 04HC	D04	Design capacity limit
42479415990000	PILONCILLO D 04HD	D04	Design capacity limit
42479416000000	PILONCILLO D 04HE	D04	Design capacity limit

42479412810000	PILONCILLO D 05HA	D05	Design capacity limit
42479412820000	PILONCILLO D 05HB	D05	Design capacity limit
42479412860000	PILONCILLO D 05HY	D05	Design capacity limit
42479412850000	PILONCILLO D 05HZ	D05	Design capacity limit
42479412510000	PILONCILLO D 06HA	D06	Design capacity limit
42479413750000	PILONCILLO D 06HB	D06	Design capacity limit
42479413510000	PILONCILLO D 07HA	D07	Design capacity limit
42479413410000	PILONCILLO D 07HB	D07	Design capacity limit
42479413520000	PILONCILLO D 07HL	D07	Design capacity limit
42479413530000	PILONCILLO D 07HM	D07	Design capacity limit
42479413420000	PILONCILLO D 08HA	D08	Design capacity limit
42479413430000	PILONCILLO D 08HB	D08	Design capacity limit
42479413440000	PILONCILLO D 08HC	D08	Design capacity limit
42479432850000	PILONCILLO D 08HD	D08	Design capacity limit
42479432890000	PILONCILLO D 08HE	D08	Design capacity limit
42479432900000	PILONCILLO D 08HF	D08	Design capacity limit
42479413460000	PILONCILLO D 08HL	D08	Design capacity limit
42479432910000	PILONCILLO D 08HY	D08	Design capacity limit
42479432920000	PILONCILLO D 08HZ	D08	Design capacity limit
42479414120000	PILONCILLO D 09HA	D09	Design capacity limit
42479414130000	PILONCILLO D 09HB	D09	Design capacity limit
42479414140000	PILONCILLO D 09HC	D09	Design capacity limit
42479414190000	PILONCILLO D 09HD	D09	Design capacity limit
42479430560000	PILONCILLO D 09HE	D09	Design capacity limit
42479430570000	PILONCILLO D 09HF	D09	Design capacity limit
42479430580000	PILONCILLO D 09HG	D09	Design capacity limit
42479430590000	PILONCILLO D 09HH	D09	Design capacity limit
42479414520000	PILONCILLO D 10HA	D10	Design capacity limit
42479414530000	PILONCILLO D 10HB	D10	Design capacity limit
42479414540000	PILONCILLO D 10HC	D10	Design capacity limit
42479414610000	PILONCILLO D 10HL	D10	Design capacity limit
42479415100000	PILONCILLO D 11HA	D11	Design capacity limit
42479415080000	PILONCILLO D 11HB	D11	Design capacity limit
42479415090200	PILONCILLO D 11HC	D11	Design capacity limit
42479415110000	PILONCILLO D 11HD	D11	Design capacity limit
42479416180000	PILONCILLO D 12HA	D12	Design capacity limit
42479416130000	PILONCILLO D 12HB	D12	Design capacity limit
42479416170000	PILONCILLO D 12HC	D12	Design capacity limit
42479416140000	PILONCILLO D 12HD	D12	Design capacity limit
42479416820000	PILONCILLO D 13HA	D13	Design capacity limit
42479416870000	PILONCILLO D 13HB	D13	Design capacity limit
42479416880000	PILONCILLO D 13HC	D13	Design capacity limit
42479433140000	PILONCILLO D 13HD	D13	Design capacity limit
42479433150000	PILONCILLO D 13HE	D13	Design capacity limit
42479416720000	PILONCILLO D 14HA	D14	Design capacity limit
42479416730000	PILONCILLO D 14HB	D14	Design capacity limit

42479416740000	PILONCILLO D 14HW	D14	Design capacity limit
42479416750000	PILONCILLO D 14HX	D14	Design capacity limit
42479416760000	PILONCILLO D 14HY	D14	Design capacity limit
42479416660000	PILONCILLO D 14HZ	D14	Design capacity limit
42479416980000	PILONCILLO D 15HA	D15	Design capacity limit
42479416990000	PILONCILLO D 15HB	D15	Design capacity limit
42479417000000	PILONCILLO D 15HC	D15	Design capacity limit
42479417010000	PILONCILLO D 15HD	D15	Design capacity limit
42479417320000	PILONCILLO D 16HA	D16	Design capacity limit
42479417330000	PILONCILLO D 16HB	D16	Design capacity limit
42479432030000	PILONCILLO D 16HC	D16	Design capacity limit
42479433550000	PILONCILLO D 16HE	D16	Design capacity limit
42479432050000	PILONCILLO D 16HY	D16	Design capacity limit
42479432060000	PILONCILLO D 16HZ	D16	Design capacity limit
42479418120000	PILONCILLO D 17HA	D17	Design capacity limit
42479418140000	PILONCILLO D 17HB	D17	Design capacity limit
42479418130000	PILONCILLO D 17HC	D17	Design capacity limit
42479418150000	PILONCILLO D 17HD	D17	Design capacity limit
42479418170000	PILONCILLO D 17HE	D17	Design capacity limit
42479418180000	PILONCILLO D 17HF	D17	Design capacity limit
42479421360000	PILONCILLO D17HW	D17	Design capacity limit
42479421370000	PILONCILLO D 17HX	D17	Design capacity limit
42479421320000	PILONCILLO D 17HY	D17	Design capacity limit
42479421380000	PILONCILLO D 17HZ	D17	Design capacity limit
42479420330000	PILONCILLO D 18HA	D18	Design capacity limit
42479420280000	PILONCILLO D 18HB	D18	Design capacity limit
42479420370000	PILONCILLO D 18HC	D18	Design capacity limit
42479420290000	PILONCILLO D 18HD	D18	Design capacity limit
42479420300000	PILONCILLO D 18HE	D18	Design capacity limit
42479420320000	PILONCILLO D 18HF	D18	Design capacity limit
42479429610000	PILONCILLO D 18HG	D18	Design capacity limit
42479429620000	PILONCILLO D 18HH	D18	Design capacity limit
42479429650000	PILONCILLO D 18HI	D18	Design capacity limit
42479429630000	PILONCILLO D 18HJ	D18	Design capacity limit
42479429660000	PILONCILLO D 18HK	D18	Design capacity limit
42479420980000	PILONCILLO D 19HA	D19	Design capacity limit
42479421000000	PILONCILLO D 19HB	D19	Design capacity limit
42479421010000	PILONCILLO D 19HC	D19	Design capacity limit
42479421020000	PILONCILLO D 19HD	D19	Design capacity limit
42479421030000	PILONCILLO D 19HE	D19	Design capacity limit
42479431040000	PILONCILLO D 19HG	D19	Design capacity limit
42479431060000	PILONCILLO D 19HH	D19	Design capacity limit
42479431070000	PILONCILLO D 19HI	D19	Design capacity limit
42479431750000	PILONCILLO D 19HZ	D19	Design capacity limit
42479422070000	PILONCILLO D 20HA	D20	Design capacity limit
42479422080000	PILONCILLO D 20HB	D20	Design capacity limit

42479422100000	PILONCILLO D 20HD	D20	Design capacity limit
42479422110000	PILONCILLO D 20HE	D20	Design capacity limit
42479422120000	PILONCILLO D 20HV	D20	Design capacity limit
42479422130000	PILONCILLO D 20HW	D20	Design capacity limit
42479422060000	PILONCILLO D 20HX	D20	Design capacity limit
42479422140000	PILONCILLO D 20HY	D20	Design capacity limit
42479422150000	PILONCILLO D 20HZ	D20	Design capacity limit
42479416780100	PILONCILLO D 21HA	D21	Design capacity limit
42479416790000	PILONCILLO D 21HB	D21	Design capacity limit
42479416800000	PILONCILLO D 21HC	D21	Design capacity limit
42479416810000	PILONCILLO D 21HD	D21	Design capacity limit
42479422260000	PILONCILLO D 22HA	D22	Design capacity limit
42479422340000	PILONCILLO D 22HB	D22	Design capacity limit
42479422270000	PILONCILLO D 22HC	D22	Design capacity limit
42479422280000	PILONCILLO D 22HD	D22	Design capacity limit
42479422290000	PILONCILLO D 22HE	D22	Design capacity limit
42479422300000	PILONCILLO D 22HF	D22	Design capacity limit
42479422310000	PILONCILLO D 22HX	D22	Design capacity limit
42479422320000	PILONCILLO D 22HY	D22	Design capacity limit
42479422330000	PILONCILLO D 22HZ	D22	Design capacity limit
42479417830000	PILONCILLO D 23HA	D23	Design capacity limit
42479417840000	PILONCILLO D 23HB	D23	Design capacity limit
42479417850000	PILONCILLO D 23HC	D23	Design capacity limit
42479417860000	PILONCILLO D 23HD	D23	Design capacity limit
42479417870000	PILONCILLO D 23HE	D23	Design capacity limit
42479417880000	PILONCILLO D 23HF	D23	Design capacity limit
42479417780000	PILONCILLO D 24HA	D24	Design capacity limit
42479417790000	PILONCILLO D 24HB	D24	Design capacity limit
42479417930000	PILONCILLO D 24HC	D24	Design capacity limit
42479417800000	PILONCILLO D 24HD	D24	Design capacity limit
42479417810000	PILONCILLO D 24HE	D24	Design capacity limit
42479417820000	PILONCILLO D 24HZ	D24	Design capacity limit
42479423870000	PILONCILLO D 25HA	D25	Design capacity limit
42479423990000	PILONCILLO D 25HB	D25	Design capacity limit
42479423970000	PILONCILLO D 25HC	D25	Design capacity limit
42479423880000	PILONCILLO D 25HD	D25	Design capacity limit
42479423980000	PILONCILLO D 25HE	D25	Design capacity limit
42479423890000	PILONCILLO D 25HF	D25	Design capacity limit
42479422870000	PILONCILLO D 26HA	D26	Design capacity limit
42479422880000	PILONCILLO D 26HB	D26	Design capacity limit
42479422890100	PILONCILLO D 26HC	D26	Design capacity limit
42479422900000	PILONCILLO D 26HD	D26	Design capacity limit
42479429790000	PILONCILLO D 26HN	D26	Design capacity limit
42479429760000	PILONCILLO D 26HO	D26	Design capacity limit
42479429800000	PILONCILLO D 26HP	D26	Design capacity limit
42479423030000	PILONCILLO D 26HT	D26	Design capacity limit

42479423090000	PILONCILLO D 26HU	D26	Design capacity limit
42479423040000	PILONCILLO D 26HV	D26	Design capacity limit
42479423050000	PILONCILLO D 26HW	D26	Design capacity limit
42479423060000	PILONCILLO D 26HX	D26	Design capacity limit
42479423070000	PILONCILLO D 26HY	D26	Design capacity limit
42479423080000	PILONCILLO D 26HZ	D26	Design capacity limit
42479411430100	PILONCILLO E 01HA	E01	Design capacity limit
42479415700100	PILONCILLO E 01HB	E01	Design capacity limit
42479412970100	PILONCILLO E 02HA	E02	Design capacity limit
42479435580000	PILONCILLO E 02HB	E02	Design capacity limit
42479435590000	PILONCILLO E 02HC	E02	Design capacity limit
42479435600000	PILONCILLO E 02HD	E02	Design capacity limit
42479435610000	PILONCILLO E 02HE	E02	Design capacity limit
42479412760000	PILONCILLO E 03H	E03	Design capacity limit
42479416030000	PILONCILLO E 03HA	E03	Design capacity limit
42479416040000	PILONCILLO E 03HB	E03	Design capacity limit
42479416050000	PILONCILLO E 03HC	E03	Design capacity limit
42479416060000	PILONCILLO E 03HD	E03	Design capacity limit
42479412700000	PILONCILLO E 04H	E03	Design capacity limit
42479415690000	PILONCILLO E 05HA	E05	Design capacity limit
42479415680000	PILONCILLO E 05HB	E05	Design capacity limit
42479415670000	PILONCILLO E 05HC	E05	Design capacity limit
42479415660000	PILONCILLO E 05HD	E05	Design capacity limit
42479415650000	PILONCILLO E 05HE	E05	Design capacity limit
42479415720000	PILONCILLO E 05HL	E05	Design capacity limit
42479417340000	PILONCILLO E 06HA	E06	Design capacity limit
42479417350000	PILONCILLO E 06HB	E06	Design capacity limit
42479417360000	PILONCILLO E 06HC	E06	Design capacity limit
42479417370000	PILONCILLO E 06HD	E06	Design capacity limit
42479417380000	PILONCILLO E 06HE	E06	Design capacity limit
42479432010000	PILONCILLO E 06HF	E06	Design capacity limit
42479432020000	PILONCILLO E 06HG	E06	Design capacity limit
42479417410000	PILONCILLO E 06HL	E06	Design capacity limit
42479432410100	PILONCILLO E 07HA	E07	Design capacity limit
42479432420000	PILONCILLO E 07HB	E07	Design capacity limit
42479434410000	PILONCILLO E 07HC	E07	Design capacity limit
42479434400000	PILONCILLO E 07HD	E07	Design capacity limit
42479439040000	PILONCILLO E 10HA	E10	Design capacity limit
42479439050000	PILONCILLO E 10HB	E10	Design capacity limit
42479439060000	PILONCILLO E 10HC	E10	Design capacity limit
42479439070000	PILONCILLO E 10HD	E10	Design capacity limit
42479439330000	PILONCILLO E 10HX	E10	Design capacity limit
42479439080000	PILONCILLO E 10HY	E10	Design capacity limit
42479439090000	PILONCILLO E 10HZ	E10	Design capacity limit
42479436480000	PILONCILLO E 14HA	E14	Design capacity limit
42479436490000	PILONCILLO E 14HB	E14	Design capacity limit

42479436500000	PILONCILLO E 14HC	E14	Design capacity limit
42479436510000	PILONCILLO E 14HD	E14	Design capacity limit
42479436530000	PILONCILLO E 14HF	E14	Design capacity limit
42479436540000	PILONCILLO E 14HG	E14	Design capacity limit
42479433220000	PILONCILLO E 15HA	E15	Design capacity limit
42479433230000	PILONCILLO E 15HB	E15	Design capacity limit
42479433240000	PILONCILLO E 15HC	E15	Design capacity limit
42479433250000	PILONCILLO E 15HT	E15	Design capacity limit
42479433260000	PILONCILLO E 15HU	E15	Design capacity limit
42479421700000	PILONCILLO E 15HV	E15	Design capacity limit
42479421710000	PILONCILLO E 15HW	E15	Design capacity limit
42479421720000	PILONCILLO E 15HX	E15	Design capacity limit
42479421730000	PILONCILLO E 15HY	E15	Design capacity limit
42479421740000	PILONCILLO E 15HZ	E15	Design capacity limit
42479436560000	PILONCILLO E 20HA	E20	Design capacity limit
42479436570000	PILONCILLO E 20HB	E20	Design capacity limit
42479436580000	PILONCILLO E 20HC	E20	Design capacity limit
42479436590000	PILONCILLO E 20HD	E20	Design capacity limit
42479436600000	PILONCILLO E 20HE	E20	Design capacity limit
42479436610000	PILONCILLO E 20HF	E20	Design capacity limit
42479436620000	PILONCILLO E 20HG	E20	Design capacity limit
42479434520000	PILONCILLO E 21HA	E21	Design capacity limit
42479434530000	PILONCILLO E 21HB	E21	Design capacity limit
42479434540000	PILONCILLO E 21HC	E21	Design capacity limit
42479434550000	PILONCILLO E 21HD	E21	Design capacity limit
42479434560000	PILONCILLO E 21HE	E21	Design capacity limit
42479434440000	PILONCILLO E 22HA	E22	Design capacity limit
42479434450000	PILONCILLO E 22HB	E22	Design capacity limit
42479434460000	PILONCILLO E 22HC	E22	Design capacity limit
42479434470000	PILONCILLO E 22HD	E22	Design capacity limit
42479439370000	PILONCILLO E 28HB	E28	Design capacity limit
42479439380000	PILONCILLO E 28HC	E28	Design capacity limit
42479439390000	PILONCILLO E 28HD	E28	Design capacity limit
42479439400000	PILONCILLO E 28HE	E28	Design capacity limit
42127379700000	PILONCILLO E 30HW	E30	Design capacity limit
42127379710000	PILONCILLO E 30HX	E30	Design capacity limit
42127379720000	PILONCILLO E 30HY	E30	Design capacity limit
42127379730000	PILONCILLO E 30HZ	E30	Design capacity limit
42479440240000	PILONCILLO E 31HA	E31	Design capacity limit
42479440250000	PILONCILLO E 31HB	E31	Design capacity limit
42479440260000	PILONCILLO E 31HC	E31	Design capacity limit
42479440270000	PILONCILLO E 31HD	E31	Design capacity limit
42479438530000	PILONCILLO E 31HW	E31	Design capacity limit
42479438540000	PILONCILLO E 31HX	E31	Design capacity limit
42479438550000	PILONCILLO E 31HY	E31	Design capacity limit
42479438560000	PILONCILLO E 31HZ	E31	Design capacity limit

42479437440000	PILONCILLO E 32HA	E32	Design capacity limit
42479437460000	PILONCILLO E 32HC	E32	Design capacity limit
42479437470000	PILONCILLO E 32HD	E32	Design capacity limit
42479437510000	PILONCILLO E 32HE	E32	Design capacity limit
42479438680000	PILONCILLO E 32HW	E32	Design capacity limit
42479438690000	PILONCILLO E 32HX	E32	Design capacity limit
42479438700000	PILONCILLO E 32HY	E32	Design capacity limit
42479438710000	PILONCILLO E 32HZ	E32	Design capacity limit
42479434930000	PILONCILLO E 33HA	E33	Design capacity limit
42479435000000	PILONCILLO E 33HB	E33	Design capacity limit
42479435010000	PILONCILLO E 33HY	E33	Design capacity limit
42479435020000	PILONCILLO E 33HZ	E33	Design capacity limit
42479439740000	PILONCILLO E 34HA	E34	Design capacity limit
42479439750000	PILONCILLO E 34HB	E34	Design capacity limit
42479439760000	PILONCILLO E 34HC	E34	Design capacity limit
42479439770000	PILONCILLO E 34HD	E34	Design capacity limit
42479435690000	PILONCILLO E 34HV	E34	Design capacity limit
42479435710000	PILONCILLO E 34HW	E34	Design capacity limit
42479435700000	PILONCILLO E 34HX	E34	Design capacity limit
42479435760000	PILONCILLO E 34HY	E34	Design capacity limit
42479435770000	PILONCILLO E 34HZ	E34	Design capacity limit
42479440460000	PILONCILLO E 35HA	E35	Design capacity limit
42479440470000	PILONCILLO E 35HB	E35	Design capacity limit
42479435630000	PILONCILLO E 35HV	E35	Design capacity limit
42479435640000	PILONCILLO E 35HW	E35	Design capacity limit
42479435650000	PILONCILLO E 35HX	E35	Design capacity limit
42479435660000	PILONCILLO E 35HY	E35	Design capacity limit
42479435670000	PILONCILLO E 35HZ	E35	Design capacity limit
42479440390000	PILONCILLO E 36HA	E36	Design capacity limit
42479440400000	PILONCILLO E 36HB	E36	Design capacity limit
42479440410000	PILONCILLO E 36HC	E36	Design capacity limit
42479435720000	PILONCILLO E 36HW	E36	Design capacity limit
42479435730000	PILONCILLO E 36HX	E36	Design capacity limit
42479435740000	PILONCILLO E 36HY	E36	Design capacity limit
42479435750000	PILONCILLO E 36HZ	E36	Design capacity limit
42127374180000	PILONCILLO E 44HA	E44	Design capacity limit
42127374190000	PILONCILLO E 44HB	E44	Design capacity limit
42127374990000	PILONCILLO E 44HC	E44	Design capacity limit
42127375010000	PILONCILLO E 44HX	E44	Design capacity limit
42127339960100	PILONCILLO F 01HA	F01	Design capacity limit
42127365150000	PILONCILLO F 01HD	F01	Design capacity limit
42127365130000	PILONCILLO F 01HZ	F01	Design capacity limit
42479416240000	PILONCILLO F 02HA	F02	Design capacity limit
42479416250000	PILONCILLO F 02HB	F02	Design capacity limit
42479416260000	PILONCILLO F 02HC	F02	Design capacity limit
42479416270000	PILONCILLO F 02HD	F02	Design capacity limit

42479416280000	PILONCILLO F 02HL	F02	Design capacity limit
42479414480000	PILONCILLO F 03HA	F03	Design capacity limit
42479414510100	PILONCILLO F 03HB	F03	Design capacity limit
42479415760000	PILONCILLO F 03HC	F03	Design capacity limit
42479414490000	PILONCILLO F 03HL	F03	Design capacity limit
42479414500000	PILONCILLO F 03HZ	F03	Design capacity limit
42479434730000	PILONCILLO F 05HA	F05	Design capacity limit
42479434740000	PILONCILLO F 05HB	F05	Design capacity limit
42479434750000	PILONCILLO F 05HY	F05	Design capacity limit
42479434760000	PILONCILLO F 05HZ	F05	Design capacity limit
42479433860000	PILONCILLO SWD D1D	PILONCILLO SWD D1D	Design capacity limit

Eastern Catarina Receipt Points

For purposes of this section of Exhibit A, Receipt Points are the flanges closest to the point where flow from a given line commingles with flow from another pipeline or header.  Such flanges are described below.  For clarity, these Receipt Points are downstream of the related isolation valve, if present.

Receipt Point	Latitude/ Longitude
Flange of:

F5/300 to manifold D	Latitude 28.183265, Longitude -99.618337

F5/100 to manifold D	Latitude 28.183265, Longitude -99.618337

E3/E4/100 to manifold D	Latitude 28.183265, Longitude -99.618337

E1/400 to D1-400	Latitude 28.172093, Longitude -99.604984

C1/C4-400 to Transfer 200/300 lines near North Appraisal	Latitude 28.259518, Longitude -99.616122

B1/100 to manifold A	Latitude 28.266375, Longitude -99.617618

B1/300 to manifold A	Latitude 28.266375, Longitude -99.617618

Delivery Points

Meter Number(s)	Delivery Point	Maximum Delivery Capacity
Inlet of:
0969045-10	SOUTH-CPF-D1	Design capacity limit
0984505-10	SHELL TO DOS HERMANAS IC	Design capacity limit
0984505-20	SHELL TO DOS HERMANAS	Design capacity limit
EF1-11721	SWEPI NORTH #1	Design capacity limit
EF1-11722	SWEPI MIDDLE #2	Design capacity limit
EF1-11723	SWEPI SOUTH #3	Design capacity limit
1-8028	Shell A Inlet to LX 16”	Design capacity limit
1-8029	Shell B Inlet to LX 16”	Design capacity limit
1-8039	South Appraisal to T2	Design capacity limit
4043651	Carnero A	Design capacity limit
4043652	Carnero D - Harrison	Design capacity limit
Shell 1A	SW Segue A	Design capacity limit
Shell 1D	SW Segue D	Design capacity limit
SWD	CPF-D	Design capacity limit

EXHIBIT B

Fees

Gathering and Processing Fee (based on the aggregate quantity of Producer’s Products, stated in Unit of Volume delivered to Gatherer at all Receipt Points):

$[***] per Mcf for Gas, as may be adjusted in accordance with Section 5.4.

$[***] per Barrel for Oil and Producer’s Condensate, as may be adjusted in accordance with Section 5.4.

$[***] per Barrel for water.

EXHIBIT C

Part 1 – Dedicated Acreage

Piloncillo Ranch Lease Line Coordinates - NAD1927 / StatePlane Texas South Central FIPS 4204 (US Feet)

N
W
E
S
Legend
Preliminary Interpretation
Feet
Shell Exploration & Production
Piloncillo Ranch
Lease Line Coordinates

Exhibit C

EXHIBIT C

Part 2 – Dedicated Deeds

Mineral Deed from Dan J. Harrison, III, as Grantor, to P Ranch Working Interest, LLC, as Grantee, dated May 12, 2010, covering 42,262.28 acres of land, more or less, situated in Dimmit, Webb and La Salle Counties, Texas, a Memorandum of which is recorded in Volume 386, Page 797 of the Deed Records of Dimmit County, Texas, in Volume 2946, Page 165 of the Deed Records of Webb County, Texas, and in Volume 505, Page 435 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Mineral Deed from BFH Mining, Ltd., as Grantor, to P Ranch Working Interest, LLC, as Grantee, dated May 12, 2010, covering 42,262.28 acres of land, more or less, situated in Dimmit, Webb and La Salle Counties, Texas, a Memorandum of which is recorded in Volume 386, Page 526 of the Deed Records of Dimmit County, Texas, in Volume 2943, Page 303 of the Deed Records of Webb County, Texas, and in Volume 505, Page 170 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Exhibit C

EXHIBIT C

Part 3 – Dedicated Leases

Oil and Gas Lease by and between Harrison Interests, Ltd. and P Ranch Working Interest, LLC dated May 12, 2010, a memorandum of which is recorded in Volume 386, Page 510 of the Official Records of Dimmit County, Texas, in Volume 2943, Page 294 of the Official Records of Webb County, Texas, and in Volume 505, Page 161 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Oil, Gas and Mineral Lease by and between the Risken Family Trust, Susan L. Westergren, Trustee, and SWEPI LP dated March 20, 2013, Texas, recorded in Volume 466, Page 396, Official Records of Dimmit County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Exhibit C

EXHIBIT D

Gathering System

[Attached]

Exhibit D

South Appraisal

Facility	Type	Asset

P-Ranch SA	Vessel	Flash Separator
P-Ranch SA	Vessel	Fuel Liquids Knockout
P-Ranch SA	Vessel	Fuel Filter Separator
P-Ranch SA	Tank	Flash Gas Compressor Sump
P-Ranch SA	Pump	FG Compressor Sump Pump
P-Ranch SA	Vessel	Fuel Filter Separator
P-Ranch SA	Tank	Water Tank
P-Ranch SA	Tank	Water Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Power	Gas Power Unit #1
P-Ranch SA	Pump Diaphram	Recycle Pump
P-Ranch SA	Pump Centrifugal End Suction	Charge Pump (Griswold 811-1.5x1-8AA)
P-Ranch SA	Pump Centrifugal Plunger	Transfer Pump (Triplex 59T-3)
P-Ranch SA	Pump Centrifugal End Suction	Charge Pump (Griswold 811-3x2-10A60)
P-Ranch SA	Pump Centrifugal Plunger	Transfer Pump (Triplex)
P-Ranch SA	Vessel	Fuel Pot
P-Ranch SA	Pump Diaphram	LP Flare Scrubber Pump
P-Ranch SA	Vessel	LP Flare Scrubber
P-Ranch SA	Combustor	LP Combustor Skid (Abutec)
P-Ranch SA	Vessel	Line Heater
P-Ranch SA	Vessel	Fuel Pot
P-Ranch SA	Vessel	H.P. Separator
P-Ranch SA	Vessel	Inlet Separator
P-Ranch SA	Vessel	Flash Separator
P-Ranch SA	Compressor	L.P Compressor #1 (Ariel 3 Stage)
P-Ranch SA	Compressor	L.P Compressor #2 (Ariel 3 Stage)
P-Ranch SA	Compressor	L.P Compressor #3 (Ariel 3 Stage)
P-Ranch SA	Compressor	L.P Compressor #4 (Ariel 3 Stage)
P-Ranch SA	Vessel	Filter Separator
P-Ranch SA	Vessel	Glycol Contactor
P-Ranch SA	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch SA	Tank	Glycol Storage Tank
P-Ranch SA	Pump Diaphram	Glycol Refill Pump
P-Ranch SA	Skid	Glycol Regen Skid
P-Ranch SA	Vessel	Fuel Gas Scrubber
P-Ranch SA	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
P-Ranch SA	Vessel	Reboiler
P-Ranch SA	Pump Kimray 45015PV	Glycol Pump
P-Ranch SA	Pump Kimray 45015PV	Glycol Pump
P-Ranch SA	Vessel	Sock Filter
P-Ranch SA	Vessel	Sock Filter
P-Ranch SA	Vessel	Charcoal Filter
P-Ranch SA	Vessel	Flash Gas Separator
P-Ranch SA	Skid	Btex Eliminator System

South Appraisal

P-Ranch SA	Vessel	Liquid Blowcase
P-Ranch SA	Vessel	HP Flare Knock Out
P-Ranch SA	Pump Diaphram	HP Flare Knock Out Pump
P-Ranch SA	Flare	Air Assisted HP Flare Unit w/ Motor
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Compressor	Vapor Recovery Compressor #1
P-Ranch SA	Compressor	Vapor Recovery Compressor #2

North Appraisal

Facility	Type	Asset

P-Ranch NA	Vessel	Line Heater
P-Ranch NA	Vessel	Fuel Pot
P-Ranch NA	Vessel	Inlet Separator
P-Ranch NA	Compressor	Booster Compressor #1 (Ariel 2 Stage)
P-Ranch NA	Compressor	Booster Compressor #2 (Ariel 2 Stage)
P-Ranch NA	Tank	Sump #1
P-Ranch NA	Pump Diaphram	Sump Pump #1
P-Ranch NA	Vessel	Flash Separator
P-Ranch NA	Vessel	Filter Separator
P-Ranch NA	Vessel	Glycol Contactor
P-Ranch NA	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch NA	Skid	Btex Eliminator System
P-Ranch NA	Vessel	Liquid Blowcase
P-Ranch NA	Vessel	Fuel Gas Filter
P-Ranch NA	Tank	Booster Sump
P-Ranch NA	Pump Diaphram	Booster Sump Pump #1
P-Ranch NA	Vessel	HP Flare Knock Out
P-Ranch NA	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch NA	Flare	Air Assisted HP Flare Unit w/ Motor (Flare King)
P-Ranch NA	Tank	Water Tank
P-Ranch NA	Tank	Condensate Tank
P-Ranch NA	Vessel	LP Vent Knock Out
P-Ranch NA	Pump Diaphram	LP Vent Knock Out Pump
P-Ranch NA	Combustor	LP Combustor Skid

CPF-A

Facility	Type	Asset

P-Ranch CPF-A	Vessel	H.P. Separator
P-Ranch CPF-A	Vessel	Line Heater
P-Ranch CPF-A	Vessel	Fuel Pot
P-Ranch CPF-A	Vessel	Line Heater
P-Ranch CPF-A	Vessel	Fuel Pot
P-Ranch CPF-A	Vessel	L.P Separator
P-Ranch CPF-A	Vessel	Flash Separator
P-Ranch CPF-A	Vessel	Temp Flash Separator
P-Ranch CPF-A	Compressor	L.P Compressor #1 (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	L.P Compressor #2 (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	L.P Compressor #3 (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	H.P Compressor #1 (Ariel 1 Stage)
P-Ranch CPF-A	Compressor	H.P Compressor #2 (Ariel 1 Stage)
P-Ranch CPF-A	Vessel	Coalescer Filter Separator
P-Ranch CPF-A	Vessel	Glycol Contactor
P-Ranch CPF-A	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch CPF-A	Tank	Glycol Storage Tank
P-Ranch CPF-A	Pump Diaphram	Glycol Refill Pump
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "A"
P-Ranch CPF-A	Exchanger Air	Condensate Cooler #1
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "B"
P-Ranch CPF-A	Exchanger Air	Condensate Cooler #2
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "C"
P-Ranch CPF-A	Exchanger Air	Condensate Cooler #3
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "D"
P-Ranch CPF-A	Compressor	Vapor Recovery Compressor
P-Ranch CPF-A	Vessel	Blowdown Separator
P-Ranch CPF-A	Pump Centrifugal Can	Blowdown Separator Pump
P-Ranch CPF-A	Vessel	HP Flare Knock Out
P-Ranch CPF-A	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-A	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-A	Flare	Air Assisted HP Flare Unit w/ Motor
P-Ranch CPF-A	Flare	HP Flare Control Skid
P-Ranch CPF-A	Vessel	LP Vent Knock Out
P-Ranch CPF-A	Pump Diaphram	LP Vent Knock Out Pump
P-Ranch CPF-A	Combustor	LP Combustor Skid
P-Ranch CPF-A	Flare	Air Assisted LP Flare Unit (Flare King)
P-Ranch CPF-A	Skid	Fuel Gas Skid
P-Ranch CPF-A	Vessel	Fuel Gas Scrubber
P-Ranch CPF-A	Vessel	Fuel Gas Filter
P-Ranch CPF-A	Vessel	Filter Separator
P-Ranch CPF-A	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-A	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-A	Vessel	Cold Separator
P-Ranch CPF-A	Exchanger	Triple Pipe Exchanger

CPF-A

P-Ranch CPF-A	Exchanger	Triple Pipe Exchanger
P-Ranch CPF-A	Skid	Glycol Regen Skid
P-Ranch CPF-A	Vessel	Fuel Gas Scrubber
P-Ranch CPF-A	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
P-Ranch CPF-A	Vessel	Reboiler
P-Ranch CPF-A	Pump Kimray 45015PV	Glycol Pump
P-Ranch CPF-A	Pump Kimray 45015PV	Glycol Pump
P-Ranch CPF-A	Vessel	Sock Filter
P-Ranch CPF-A	Vessel	Sock Filter
P-Ranch CPF-A	Vessel	Charcoal Filter
P-Ranch CPF-A	Vessel	Flash Gas Separator
P-Ranch CPF-A	Skid	Btex Eliminator System
P-Ranch CPF-A	Vessel	Liquid Blowcase
P-Ranch CPF-A	Exchanger	Glycol Vapor Condenser
P-Ranch CPF-A	Power	Gas Power Unit #1
P-Ranch CPF-A	Power	Gas Power Unit #2
P-Ranch CPF-A	Power	Gas Power Unit #3
P-Ranch CPF-A	Tank	Lube Oil (40wt)
P-Ranch CPF-A	Tank	Lube Oil (50wt)
P-Ranch CPF-A	Tank	Lube Oil (Coolant)
P-Ranch CPF-A	Pump Diaphram	Lube Oil Pump (40wt)
P-Ranch CPF-A	Pump Diaphram	Lube Oil Pump (50wt)
P-Ranch CPF-A	Pump Diaphram	Coolant Pump
P-Ranch CPF-A	Tank	Sump #1
P-Ranch CPF-A	Pump Diaphram	Sump Pump #1
P-Ranch CPF-A	Tank	Sump #2
P-Ranch CPF-A	Pump Diaphram	Sump Pump #2
P-Ranch CPF-A	Tank	Sump #3
P-Ranch CPF-A	Pump Diaphram	Sump Pump #3
P-Ranch CPF-A	Tank	Sump #4
P-Ranch CPF-A	Pump Diaphram	Sump Pump #4
P-Ranch CPF-A	Tank	Sump #5
P-Ranch CPF-A	Pump Diaphram	Sump Pump #5
P-Ranch CPF-A	Tank	Sump #6
P-Ranch CPF-A	Pump Diaphram	Sump Pump #6
P-Ranch CPF-A	Compressor	IA Skid
P-Ranch CPF-A	Pump Diaphram	Recycle Pump
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)

CPF-A

P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Bad Condensate Tank (Master)
P-Ranch CPF-A	Tank	Bad Condensate Tank (Slave)
P-Ranch CPF-A	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-A	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-A	Skid	LACT Skid
P-Ranch CPF-A	Pump Diaphram	LACT Pump
P-Ranch CPF-A	Pump Plunger	Pipeline Pumps
P-Ranch CPF-A	Pump Plunger	Pipeline Pumps
P-Ranch CPF-A	Pump Plunger	Pipeline Pumps
P-Ranch CPF-A	Tank	Gun Barrel #1
P-Ranch CPF-A	Tank	Overflow Tank #1
P-Ranch CPF-A	Tank	Gun Barrel #2
P-Ranch CPF-A	Tank	Overflow Tank #2
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Pump Centrifugal End Suction	SWD Transfer Pump #1
P-Ranch CPF-A	Pump Centrifugal End Suction	SWD Transfer Pump #2
P-Ranch CPF-A	Vessel	NGL Storage
P-Ranch CPF-A	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-A	Vessel	NGL Storage
P-Ranch CPF-A	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-A	Compressor	Flash Compressor (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	Booster Compressor (Ariel 1 Stage)

CPF D

Facility	Type	Asset

P-Ranch CPF-D	Vessel	H.P. Separator
P-Ranch CPF-D	Vessel	H.P. Separator
P-Ranch CPF-D	Vessel	Line Heater
P-Ranch CPF-D	Vessel	Fuel Pot
P-Ranch CPF-D	Vessel	Line Heater
P-Ranch CPF-D	Vessel	Fuel Pot
P-Ranch CPF-D	Vessel	L.P Separator
P-Ranch CPF-D	Vessel	Flash Separator
P-Ranch CPF-D	Compressor	L.P Compressor #1 (Ariel 2 Stage)
P-Ranch CPF-D	Compressor	L.P Compressor #2 (Ariel 2 Stage)
P-Ranch CPF-D	Compressor	L.P Compressor #3 (Ariel 2 Stage)
P-Ranch CPF-D	Compressor	H.P Compressor #1 (Ariel 1 Stage)
P-Ranch CPF-D	Compressor	H.P Compressor #2 (Ariel 1 Stage)
P-Ranch CPF-D	Vessel	Coalescer Filter Separator
P-Ranch CPF-D	Vessel	Glycol Contactor
P-Ranch CPF-D	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch CPF-D	Tank	Glycol Storage Tank
P-Ranch CPF-D	Pump Diaphram	Glycol Refill Pump
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "A"
P-Ranch CPF-D	Exchanger Air	Condensate Cooler #1
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "B"
P-Ranch CPF-D	Exchanger Air	Condensate Cooler #2
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "C"
P-Ranch CPF-D	Exchanger Air	Condensate Cooler #3
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "D"
P-Ranch CPF-D	Compressor	Vapor Recovery Compressor
P-Ranch CPF-D	Compressor	Vapor Recovery Compressor
P-Ranch CPF-D	Vessel	Blowdown Separator
P-Ranch CPF-D	Pump Centrifugal Can	Blowdown Separator Pump
P-Ranch CPF-D	Vessel	HP Flare Knock Out
P-Ranch CPF-D	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-D	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-D	Flare	Air Assisted HP Flare Unit w/ Motor
P-Ranch CPF-D	Flare	HP Flare Control Skid
P-Ranch CPF-D	Vessel	LP Vent Knock Out
P-Ranch CPF-D	Pump Diaphram	LP Vent Knock Out Pump
P-Ranch CPF-D	Combustor	LP Combustor Skid
P-Ranch CPF-D	Flare	Air Assisted LP Flare Unit
P-Ranch CPF-D	Skid	Fuel Gas Skid
P-Ranch CPF-D	Vessel	Fuel Gas Scrubber
P-Ranch CPF-D	Vessel	Fuel Gas Filter
P-Ranch CPF-D	Vessel	Filter Separator
P-Ranch CPF-D	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-D	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-D	Vessel	Cold Separator

CPF D

P-Ranch CPF-D	Exchanger	Triple Pipe Exchanger
P-Ranch CPF-D	Exchanger	Triple Pipe Exchanger
P-Ranch CPF-D	Skid	Glycol Regen Skid
P-Ranch CPF-D	Vessel	Fuel Gas Scrubber
P-Ranch CPF-D	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
P-Ranch CPF-D	Vessel	Reboiler
P-Ranch CPF-D	Pump Plunger	Glycol Pump Kimray 45015PV
P-Ranch CPF-D	Pump Plunger	Glycol Pump Kimray 45015PV
P-Ranch CPF-D	Vessel	Sock Filter
P-Ranch CPF-D	Vessel	Sock Filter
P-Ranch CPF-D	Vessel	Charcoal Filter
P-Ranch CPF-D	Vessel	Flash Gas Separator
P-Ranch CPF-D	Skid	Btex Eliminator System
P-Ranch CPF-D	Vessel	Liquid Blowcase
P-Ranch CPF-D	Exchanger	Glycol Vapor Condenser
P-Ranch CPF-D	Power	Gas Power Unit #1
P-Ranch CPF-D	Power	Gas Power Unit #2
P-Ranch CPF-D	Power	Gas Power Unit #3
P-Ranch CPF-D	Tank	Lube Oil (40wt)
P-Ranch CPF-D	Tank	Lube Oil (50wt)
P-Ranch CPF-D	Tank	Lube Oil (Coolant)
P-Ranch CPF-D	Pump Diaphram	Lube Oil Pump (40wt)
P-Ranch CPF-D	Pump Diaphram	Lube Oil Pump (50wt)
P-Ranch CPF-D	Pump Diaphram	Coolant Pump
P-Ranch CPF-D	Tank	Sump #1
P-Ranch CPF-D	Pump Diaphram	Sump Pump #1
P-Ranch CPF-D	Tank	Sump #2
P-Ranch CPF-D	Pump Diaphram	Sump Pump #2
P-Ranch CPF-D	Tank	Sump #3
P-Ranch CPF-D	Pump Diaphram	Sump Pump #3
P-Ranch CPF-D	Tank	Sump #4
P-Ranch CPF-D	Pump Diaphram	Sump Pump #4
P-Ranch CPF-D	Tank	Sump #5
P-Ranch CPF-D	Pump Diaphram	Sump Pump #5
P-Ranch CPF-D	Tank	Sump #6
P-Ranch CPF-D	Pump Diaphram	Sump Pump #6
P-Ranch CPF-D	Compressor	IA Skid
P-Ranch CPF-D	Pump Diaphram	Recycle Pump
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)

CPF D

P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Bad Condensate Tank (Master)
P-Ranch CPF-D	Tank	Bad Condensate Tank (Slave)
P-Ranch CPF-D	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-D	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-D	Skid	LACT Skid
P-Ranch CPF-D	Pump Centrifugal End Suction	LACT Pump
P-Ranch CPF-D	Pump Plunger	Pipeline Pumps
P-Ranch CPF-D	Pump Plunger	Pipeline Pumps
P-Ranch CPF-D	Pump Plunger	Pipeline Pumps
P-Ranch CPF-D	Tank	Gun Barrel #1
P-Ranch CPF-D	Tank	Overflow Tank #1
P-Ranch CPF-D	Tank	Gun Barrel #2
P-Ranch CPF-D	Tank	Overflow Tank #2
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Pump Plunger	SWD Pump #1 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #2 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #3 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #4 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #5 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #6 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #7 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #8 W165H Triplex
P-Ranch CPF-D	Vessel	NGL Storage
P-Ranch CPF-D	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-D	Vessel	NGL Storage
P-Ranch CPF-D	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-D	Compressor	Flash Compressor
P-Ranch CPF-D	Compressor	Booster Compressor

EXHIBIT E

AMENDED AND RESTATED MEMORANDUM OF FIRM GATHERING AND PROCESSING AGREEMENT

THE STATE OF TEXAS	§
§
COUNTIES OF DIMMIT,	§
WEBB AND LA SALLE	§

THIS AMENDED AND RESTATED MEMORANDUM OF FIRM GATHERING AND PROCESSING AGREEMENT (this “Memorandum”) is made and entered into effective as of [_______], 2020 (the “Amendment Date”)1, by and between SN Catarina, LLC, a Delaware limited liability company (“Producer”), and Catarina Midstream, LLC, a Delaware limited liability company (“Gatherer”).  Producer and Gatherer may be referred to in this Memorandum individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have executed that (i) certain Firm Gathering and Processing Agreement dated effective as of October 14, 2015 (the “Original Gathering Agreement”), (ii) that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 with a deemed effective time of 12:01 a.m. on April 1, 2017 (the “First Amendment”), and (iii) that certain Amendment No. 2 to Firm Gathering and Processing Agreement, executed on [_______], 20202 but deemed effective as of the Amendment Date (the “Second Amendment”, and together with the Original Gathering Agreement and the First Amendment, the “Gathering Agreement”);

WHEREAS, the Parties previously executed and recorded in the Counties of Dimmit, Webb and La Salle in the State of Texas that certain Memorandum of Firm Gas Gathering and Processing Agreement, dated as of [________], 2015, in connection with the execution of the Original Gathering Agreement (the “Original Memorandum”); and

WHEREAS, in accordance with the Second Amendment, the Parties desire to amend and restate the Original Memorandum for the purpose of imparting notice to all persons of Producer’s dedication and commitment of its interests in oil and gas leases, wells and/or oil and gas interests within the Dedicated Acreage (including the Dedicated Instruments) and Producer’s production from or attributable to such interests to the Gathering Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.         The Gathering Agreement is incorporated by reference in its entirety in this Memorandum.  All capitalized terms used but not defined in this Memorandum and defined in the

1       NTD: Insert the actual “Closing Date” here.

2       NTD: Insert the actual “Approval Date” here.

Exhibit E – Page 1

Gathering Agreement shall have the meaning ascribed to them in the Gathering Agreement.  As used in this Memorandum, the following capitalized terms shall have the meanings set forth below:

“Dedicated Acreage” means Producer’s acreage as described on Exhibit A - Part 1, attached hereto and made a part hereof, including, for the avoidance of doubt, the Dedicated Instruments.

“Dedicated Instruments” means the Dedicated Deeds and the Dedicated Leases.

“Dedicated Deeds” means Producer’s mineral deeds, including those mineral deeds set forth on Exhibit A - Part 2 attached hereto and made a part hereof, to the extent that such mineral deeds cover the Dedicated Acreage.

“Dedicated Leases” means Producer’s mineral leases located within the area described on Exhibit A – Part 1, now existing or hereafter acquired, as such mineral leases may be in effect during the Term, including those mineral leases set forth on Exhibit A - Part 3 attached hereto and made a part hereof.

“Dedicated Products” means, subject to Section 3.1 of the Gathering Agreement, Producer’s Products that are produced from any well(s) located on the Dedicated Acreage.

“Producer’s Products” or “Products” means all Oil, Gas and other hydrocarbons that are:  (i) owned or Controlled by Producer or its Affiliates and produced and saved from the Dedicated Acreage in accordance with the terms of the Gathering Agreement or (ii) owned or Controlled by Producer or its Affiliates and produced and saved from outside the Dedicated Acreage and delivered at the Receipt Points in accordance with the terms of the Gathering Agreement.

2.         The Parties have entered into the Gathering Agreement to provide for, among other things, (a) the commitment and dedication by Producer of (1) the Dedicated Acreage (including the Dedicated Instruments), (2) all of the Dedicated Products and water owned by Producer and (3) all of the third party Gas, Oil and water under the Control of Producer, in each case with respect to clauses (2) and (3) produced during the Term from the Dedicated Acreage; and (b) the grant by Producer to Gatherer or its designee, pursuant and subject to the terms and conditions of the Dedicated Leases, and otherwise insofar as Producer has the legal right to do so without the incurrence of additional expense, the non-exclusive right of ingress and egress over, across and under all lands and leaseholds or premises of Producer, for the construction, maintenance and operation of pipelines and other facilities necessary or convenient for the gathering, compression, separation, processing and redelivery of Producer Products under the Gathering Agreement. Upon the termination of the Gathering Agreement, Producer and Gatherer shall file of record a release and termination of the Gathering Agreement and this Memorandum as to the commitment and dedication described herein.

3.         The Gathering Agreement, including the dedication and commitment covenant made by Producer under the Gathering Agreement, runs with the land and will be binding upon and inure to the benefit of the successors and assigns of the Parties, subject to the terms of the Gathering Agreement.  Any transfer by Producer of any of Producer’s interests in the Dedicated Acreage shall comply with Article 13 of the Gathering Agreement, which, among other matters, requires that, except in certain circumstances, the transfer be expressly subject to the Gathering

Exhibit E – Page 2

Agreement.  Article 13 of the Gathering Agreement requires that, among other matters and except in certain circumstances, neither Party may assign or otherwise convey all or any portion of its right, title, or interest under the Gathering Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed, and any attempts to assign without such consent will be void.

4.         Should any person or firm desire additional information, said person or firm should contact:

Gatherer: Catarina Midstream, LLC c/o Sanchez Midstream Partners LP 1360 Post Oak Blvd, Suite 2400 Houston, TX 77056 Attn: Chief Financial Officer Email: cward@sanchezmidstream.com	Producer: SN Catarina, LLC c/o Sanchez Energy Corporation 1000 Main, Suite 3000 Houston, Texas 77002 Attn: General Counsel Fax: (713) 756-2784 Email: gkopel@sanchezog.com and, subject to an appropriate confidentiality agreement, any person may receive a copy of the Gathering Agreement upon written request to such person at such address.

5.         The Gathering Agreement became effective on October 14, 2015 and will remain in full force and effect until the 15th anniversary thereof (the “Primary Term”).  Upon the expiration of the Primary Term, the Gathering Agreement will renew automatically for up to four (4) additional terms of twelve (12) months each, unless the Gathering Agreement is terminated by Producer upon at least one hundred eighty (180) Days’ written notice to Gatherer prior to the end of the Primary Term or any subsequent anniversary thereof.  Upon termination of the Gathering Agreement, Producer and Gatherer shall file of record a release and termination of the Gathering Agreement and this Memorandum as to the commitment and dedication described herein.

6.         This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Gathering Agreement in any way.  This Memorandum shall be binding upon and shall inure to the benefit of the Parties hereto, and to their respective heirs, devises, legal representatives, successors and permitted assigns.

[Signature page follows]

Exhibit E – Page 3

IN WITNESS WHEREOF, the Parties have executed this Memorandum to be effective as of Amendment Date.

PRODUCER:

SN CATARINA, LLC

By:
Name:
Title:

STATE OF TEXAS
COUNTY OF HARRIS, TO-WIT:

I, the undersigned, a notary public of the said county, do hereby certify that on this [__] day of [____________], 2020, before me personally appeared [____________], who acknowledged himself to be the [____________] of SN Catarina, LLC, and that he as such officer, being so authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
(Notarial Seal)

Exhibit E – Page 4

GATHERER:

CATARINA MIDSTREAM, LLC

By:
Name:
Title:

STATE OF TEXAS
COUNTY OF HARRIS, TO-WIT:

I, the undersigned, a notary public of the said county, do hereby certify that on this [__] day of [____________], 2020, before me personally appeared [____________], who acknowledged himself to be the [____________] of Catarina Midstream, LLC, and that he as such officer, being so authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
(Notarial Seal)

Exhibit E – Page 5

EXHIBIT A

DEDICATED ACREAGE

PART 1 - DEDICATED ACREAGE

[Attached]

PART 2 - DEDICATED DEEDS

[Attached]

PART 3 - DEDICATED LEASES

[Attached]

Exhibit A

Exhibit E – Page 6

EXHIBIT F

Pipelines

[Attached.]

Exhibit F